CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2006-1

DERIVED INFORMATION  [11/22/05]

[$792,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Interest Only Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  None of the mortgage loans provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.  Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	834
Total Outstanding Loan Balance	$231,638,104*	Min	Max
Average Loan Current Balance	$277,744	$64,000	$937,384
Weighted Average Original LTV	80.7%
Weighted Average Coupon	6.78%	5.13%	10.40%
Arm Weighted Average Coupon	6.77%
Fixed Weighted Average Coupon	7.10%
Weighted Average Margin	5.65%	2.25%	8.19%
Weighted Average FICO (Non-Zero)	650
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.5%
% Fixed	1.5%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$239,000,000] of the total [$800,000,100] deal collateral will consist of interest only loans

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.13 - 5.50	18	6,672,630	2.9	5.37	75.2	693
5.51 - 6.00	89	29,203,681	12.6	5.83	77.1	668
6.01 - 6.50	169	53,489,861	23.1	6.34	78.8	656
6.51 - 7.00	259	71,888,909	31.0	6.82	81.6	649
7.01 - 7.50	172	40,319,158	17.4	7.30	82.3	637
7.51 - 8.00	90	21,112,546	9.1	7.77	83.6	635
8.01 - 8.50	28	6,411,463	2.8	8.28	85.1	626
8.51 - 9.00	3	880,200	0.4	8.86	87.6	618
9.01 - 9.50	4	1,362,400	0.6	9.28	88.8	666
9.51 - 10.00	1	122,256	0.1	9.65	80.0	600
10.01 - 10.40	1	175,000	0.1	10.40	100.0	608
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
531 - 550	1	217,500	0.1	7.29	73.7	531
551 - 575	9	2,586,050	1.1	6.96	72.3	570
576 - 600	86	22,127,170	9.6	7.02	80.1	590
601 - 625	184	48,344,164	20.9	7.02	81.7	612
626 - 650	200	56,152,659	24.2	6.80	79.8	638
651 - 675	168	45,734,367	19.7	6.70	81.2	663
676 - 700	84	25,965,404	11.2	6.53	81.4	686
701 - 725	37	11,575,391	5.0	6.54	80.5	712
726 - 750	40	11,216,291	4.8	6.57	81.4	736
751 - 775	16	5,044,509	2.2	6.31	79.6	758
776 - 800	7	2,311,400	1.0	6.42	77.8	788
801 - 813	2	363,200	0.2	6.01	80.0	804
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
64,000 - 100,000	35	3,024,599	1.3	7.19	80.9	638
100,001 - 150,000	142	18,028,414	7.8	7.08	78.0	641
150,001 - 200,000	141	24,985,257	10.8	6.98	81.0	649
200,001 - 250,000	104	23,587,439	10.2	6.93	81.9	645
250,001 - 300,000	106	29,101,983	12.6	6.76	80.3	649
300,001 - 350,000	77	24,829,884	10.7	6.87	80.2	656
350,001 - 400,000	66	24,897,244	10.7	6.78	80.8	648
400,001 - 450,000	51	21,577,459	9.3	6.58	81.5	659
450,001 - 500,000	42	19,961,309	8.6	6.66	81.4	646
500,001 - 550,000	27	14,099,317	6.1	6.71	82.4	642
550,001 - 600,000	16	9,249,150	4.0	6.34	80.9	660
600,001 - 650,000	13	8,110,915	3.5	6.63	81.3	654
650,001 - 700,000	6	4,042,250	1.7	6.32	80.8	669
700,001 - 750,000	5	3,603,500	1.6	6.45	76.3	660
750,001 - 800,000	1	792,000	0.3	6.75	80.0	707
800,001 - 850,000	1	810,000	0.3	5.88	67.5	633
900,001 - 937,384	1	937,384	0.4	6.50	75.0	711
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
19.40 - 50.00	13	2,106,491	0.9	6.23	41.2	640
50.01 - 55.00	4	835,000	0.4	6.62	52.4	651
55.01 - 60.00	5	1,832,000	0.8	6.17	58.1	637
60.01 - 65.00	14	3,584,331	1.5	6.64	63.0	626
65.01 - 70.00	29	9,493,214	4.1	6.34	68.7	639
70.01 - 75.00	56	18,292,520	7.9	6.40	74.4	649
75.01 - 80.00	483	129,803,707	56.0	6.74	79.8	657
80.01 - 85.00	61	16,930,595	7.3	6.90	84.4	634
85.01 - 90.00	128	37,722,660	16.3	7.04	89.4	640
90.01 - 95.00	37	10,312,585	4.5	7.29	94.6	661
95.01 - 100.00	4	725,000	0.3	9.36	100.0	622
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	139	39,993,844	17.3	6.87	80.7	653
0.50	2	200,800	0.1	6.99	80.0	666
1.00	52	17,844,050	7.7	6.73	79.0	656
2.00	519	142,768,276	61.6	6.75	80.8	647
3.00	122	30,831,134	13.3	6.84	81.0	657
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	555	148,043,074	63.9	6.67	81.2	644
Reduced	97	28,944,524	12.5	6.81	81.0	661
Stated Income / Stated Assets	182	54,650,506	23.6	7.07	79.2	662
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	810	226,896,732	98.0	6.77	80.7	650
Second Home	3	496,100	0.2	7.08	86.6	696
Investor	21	4,245,272	1.8	7.25	81.5	677
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	281	101,336,814	43.7	6.58	79.1	653
Florida	74	18,852,027	8.1	7.17	81.5	646
Arizona	53	12,704,099	5.5	6.88	81.2	651
New York	22	9,347,860	4.0	6.41	80.8	672
Maryland	29	8,843,700	3.8	6.84	81.4	634
Washington	32	8,335,739	3.6	6.76	81.9	643
Virginia	22	7,689,080	3.3	6.68	81.0	654
Nevada	28	7,318,186	3.2	6.79	82.4	660
Colorado	34	7,168,970	3.1	7.03	85.3	635
Georgia	31	5,447,325	2.4	7.39	83.8	637
Oregon	24	5,423,070	2.3	6.81	79.4	678
New Jersey	17	4,910,104	2.1	7.00	82.6	652
Illinois	17	3,914,700	1.7	7.24	82.6	628
Michigan	20	3,478,335	1.5	6.91	82.7	648
Texas	12	2,963,263	1.3	7.01	81.5	651
Other	138	23,904,833	10.3	7.01	82.3	645
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	423	108,317,805	46.8	6.82	81.1	662
Refinance - Rate Term	19	4,622,600	2.0	6.61	78.8	654
Refinance - Cashout	392	118,697,699	51.2	6.74	80.4	639
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	694	193,563,379	83.6	6.78	80.7	648
Arm 3/27	69	16,391,449	7.1	6.81	81.5	652
Arm 5/25	59	18,279,076	7.9	6.66	79.8	670
Fixed Rate	12	3,404,200	1.5	7.10	80.7	661
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	651	181,306,085	78.3	6.76	80.9	650
PUD	87	23,239,541	10.0	6.85	80.5	639
Condo	56	13,668,001	5.9	6.95	79.8	655
2 Family	33	10,970,628	4.7	6.77	80.2	670
3-4 Family	7	2,453,850	1.1	6.82	76.9	662
Total:	834	231,638,104	100.0	6.78	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	60	20,873,861	9.1	6.08	78.7	666
4.01 - 4.50	60	16,449,525	7.2	6.57	83.6	644
4.51 - 5.00	55	14,371,684	6.3	6.91	87.2	634
5.01 - 5.50	165	46,859,445	20.5	6.71	80.2	662
5.51 - 6.00	225	66,024,150	28.9	6.65	79.3	649
6.01 - 6.50	98	22,511,810	9.9	6.97	79.6	652
6.51 - 7.00	113	31,601,150	13.8	7.17	81.2	639
7.01 - 7.50	33	6,244,255	2.7	7.68	81.8	634
7.51 - 8.00	12	2,778,024	1.2	8.11	85.2	622
8.01 - 8.19	1	520,000	0.2	9.19	94.6	734
Total:	822	228,233,904	100.0	6.77	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	1	127,985	0.1	6.51	80.0	675
16 - 18	10	3,403,491	1.5	6.63	83.6	631
19 - 21	182	58,426,246	25.6	6.68	79.6	640
22 - 24	501	131,605,657	57.7	6.83	81.1	652
28 - 30	2	674,500	0.3	7.87	92.6	649
31 - 33	22	5,488,176	2.4	6.73	80.8	654
34 - 36	45	10,228,773	4.5	6.78	81.1	651
37 >=	59	18,279,076	8.0	6.66	79.8	670
Total:	822	228,233,904	100.0	6.77	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 - 11.50	61	20,028,480	8.8	5.92	78.1	689
11.51 - 12.00	66	20,628,678	9.0	6.18	79.3	668
12.01 - 12.50	122	35,084,160	15.4	6.42	80.2	657
12.51 - 13.00	229	59,076,090	25.9	6.71	80.8	647
13.01 - 13.50	172	44,570,874	19.5	6.97	80.1	641
13.51 - 14.00	96	27,806,891	12.2	7.25	82.2	634
14.01 - 14.50	44	11,890,391	5.2	7.65	81.7	625
14.51 - 15.00	23	6,480,585	2.8	7.91	85.6	644
15.01 - 15.50	6	1,805,500	0.8	8.79	89.5	625
15.51 - 16.00	1	122,256	0.1	9.65	80.0	600
16.01 - 16.38	2	740,000	0.3	9.24	96.2	710
Total:	822	228,233,904	100.0	6.77	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.50	24	7,907,606	3.5	5.55	75.7	680
5.51 - 6.00	91	29,786,052	13.1	5.88	77.4	666
6.01 - 6.50	167	53,045,548	23.2	6.35	78.8	658
6.51 - 7.00	257	70,975,939	31.1	6.83	81.8	648
7.01 - 7.50	166	38,717,144	17.0	7.30	82.4	637
7.51 - 8.00	84	19,689,596	8.6	7.77	83.4	634
8.01 - 8.50	25	5,747,163	2.5	8.28	84.7	622
8.51 - 9.00	3	880,200	0.4	8.86	87.6	618
9.01 - 9.50	4	1,362,400	0.6	9.28	88.8	666
9.51 - 9.65	1	122,256	0.1	9.65	80.0	600
Total:	822	228,233,904	100.0	6.77	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	32	9,982,270	4.4	7.05	81.8	651
2.00	163	54,560,929	23.9	6.76	78.5	645
3.00	569	145,826,630	63.9	6.77	81.5	650
5.00	58	17,864,076	7.8	6.69	80.0	669
Total:	822	228,233,904	100.0	6.77	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	656	171,806,257	75.3	6.79	81.2	653
1.50	43	12,927,010	5.7	7.05	81.8	651
2.00	123	43,500,637	19.1	6.62	78.4	640
Total:	822	228,233,904	100.0	6.77	80.7	650

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	21	6,895,553	3.0	6.98	82.0	645
36	5	1,997,500	0.9	6.52	85.5	651
60	749	207,876,219	89.7	6.78	80.5	649
120	59	14,868,832	6.4	6.73	81.4	673
Total:	834	231,638,104	100.0	6.78	80.7	650